Exhibit (e)(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                  EXHIBIT 1 to the
                       Agreement for Administrative Services

CONTRACT
DATE                 MTB Group of Funds
------------------------------------------------------------------------------
August 22, 2003   MTB Balanced Fund
August 22, 2003   MTB Equity Income Fund
August 22, 2003   MTB Equity Index Fund
August 22, 2003   MTB Income Fund
August 15, 2003   MTB Intermediate-Term Bond Fund
November 1, 2000  MTB International Equity Fund
                  (formerly:  Vision International Equity Fund)
November 1, 2000  MTB Large Cap Growth Fund
                  (formerly:  Vision Large Cap Growth Fund)
March 1, 2002     MTB Large Cap Growth Fund II
                  (formerly:  Vision Large Cap Growth Fund II)
August 15, 2003   MTB Large Cap Stock Fund
November 1, 2000  MTB Large Cap Value Fund
                  (formerly:  Vision Large Cap Value Fund)
March 1, 2002     MTB Large Cap Value Fund II
                  (formerly:  Vision Large Cap Value Fund II)
November 1, 2000  MTB Managed Allocation Fund - Aggressive Growth )
                  (formerly:  Vision Managed Allocation Fund -
Aggressive Growth)
November 1, 2000  MTB Managed Allocation Fund - Conservative Growth
                  (formerly:  Vision Managed Allocation Fund -
Conservative Growth)
November 1, 2000  MTB Managed Allocation Fund - Moderate Growth
                  (formerly:  Vision Managed Allocation Fund - Moderate Growth)
March 1, 2002     MTB Managed Allocation Fund - Moderate Growth II
                  (formerly:  Vision Managed Allocation Fund - Moderate
Growth II)
August 22, 2003   MTB Maryland Municipal Bond Fund
August 22, 2003   MTB Mid Cap Growth Fund
November 1, 2000  MTB Mid Cap Stock Fund
                  (formerly:  Vision Mid Cap Stock Fund)
November 1, 2000  MTB Money Market Fund
                  (formerly: Vision Money Market Fund)
August 22, 2003   MTB Multi Cap Growth Fund
November 1, 2000  MTB New York Municipal Bond Fund
                  (formerly:  Vision New York Municipal Income Fund)
November 1,2000   MTB New York Tax-Free Money Market Fund
                  (formerly:  Vision New York Tax-Free Money Market Fund)
August 15, 2003   MTB Pennsylvania Municipal Bond Fund
August 22, 2003   MTB Pennsylvania Tax Free Money Market Fund
November 1, 2000  MTB Prime Money Market Fund
                  (formerly:  Vision Institutional Prime Money Market Fund)
November 1, 2000  MTB Short Duration Government Bond Fund
                  (formerly:  Vision Institutional Limited Duration U.S.
Government
                  Fund)
August 22, 2003   MTB Short-Term Corporate Bond Fund
August 22, 2003   MTB Small Cap Growth Fund
November 1, 2000  MTB Small Cap Stock Fund
                  (formerly:  Vision Small Cap Stock Fund)
August 15, 2003   MTB Social Balanced Fund
August 15, 2003   MTB Tax Free Money Market Fund
November 1, 2000  MTB U.S. Government Bond Fund
                  (formerly:  Vision U.S. Government Securities Fund)
August 15, 2003   MTB US. Government Money Market Fund
November 1, 2000  MTB U.S. Treasury Money Market Fund
                  (formerly:  Vision Treasury Money Market Fund)


Revised as of August 22, 2003